UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     February 21, 2012

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Roberts Realty Investors, Inc., the registrant, conducts its business through Roberts Properties Residential, L.P.  On February 21, 2012, Northridge Parkway, LLC, a wholly owned subsidiary of Roberts Properties Residential, L.P., closed a $2,000,000 loan from Paul J. A. van Hessen, the lender.  The loan was secured by the Northridge property, which is located in Sandy Springs, Georgia; is zoned for 220 multifamily apartment units; and is under contract to be sold for $4,070,000 plus the reimbursement of certain development and construction expenses.  The loan has a maturity date of February 21, 2013, and at closing, we paid a 2.0% origination fee to the lender and a 1.0% underwriting and management fee to Dutch American Finance, LLC.  We established a $240,000 interest reserve to pay the monthly interest only payments at an interest rate of 12% per annum.  The loan documents contain customary representations, covenants, and default provisions, and the loan was guaranteed by both Roberts Properties Residential, L.P. and Roberts Realty Investors, Inc.

The above description of the material terms of the Northridge loan is qualified in its entirety by reference to the full text of the Loan Agreement, Promissory Note, Deed to Secure Debt and Security Agreement, and Guaranty, which are attached as Exhibits 10.1 through 10.4, respectively, to this report and are incorporated into this Item 1.01 by this reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Exhibit

10.1	Loan Agreement dated February 21, 2012 by and between Northridge Parkway, LLC (a wholly owned subsidiary) and Paul J. A. van Hessen (Northridge).

10.2	Promissory Note in the principal amount of $2,000,000 dated February 21, 2012 by and between Northridge Parkway, LLC and Paul J. A. van Hessen (Northridge).

10.3	Deed to Secure Debt and Security Agreement dated February 21, 2012 by and between Northridge Parkway, LLC and Paul J. A. van Hessen (Northridge).

10.4	Guaranty dated February 21, 2012 by Roberts Properties Residential, L.P. and Roberts Realty Investors, Inc. in favor of Paul J. A. van Hessen (Northridge).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: February 27, 2012	By:	/s/ Charles R. Elliott
Charles R. Elliott
Chief Financial Officer